CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-44949) of JW Charles Financial Services, Inc. of our report dated March 5, 1998 appearing on page F-2 of this Form 10-K Amendment No. 1.



/s/ PRICE WATERHOUSE LLP



Tampa, Florida
March 23, 1998